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                                                                    EXHIBIT 24


                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, each of the undersigned, directors and/or officers of Echo Bay Mines Ltd. (the "Company"), hereby constitutes and appoints ROBERT L. LECLERC, Q.C. and PAUL HILTON or either one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute in his name, place and stead in such capacity or capacities (whether on behalf on of the Company or otherwise) any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Company and each of the undersigned to comply with the United States Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the Form 10-K Annual Report of the Company for the fiscal year ended December 31, 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the respective names of the undersigned directors and/or officers as indicated below (whether on behalf of the Company or as a director and/or officer of the Company) on Form 10-K or any other appropriate instrument relating to the Annual Report of the Company and each of the undersigned does hereby ratify and confirm all that such attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 13th day of February 1997.

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
/s/ John N. Abell                                           /s/ Latham C. Burns
------------------------------------------------            ----------------------------------------------
John N. Abell, Director                                     Latham C. Burns, Director


/s/ Pierre Choquette                                        /s/ John Gilray Christy
------------------------------------------------            ----------------------------------------------
Pierre Choquette, Director                                  John Gilray Christy, Director


/s/ Peter Clarke                                            /s/ Carlos A. Ferrer
------------------------------------------------            -----------------------------------------------
Peter Clarke, Director                                      Carlos A. Ferrer, Director


/s/ Richard C. Kraus                                        /s/ Robert L. Leclerc
------------------------------------------------            -----------------------------------------------
Richard C. Kraus, President and Chief                       Robert L. Leclerc, Q.C., Chairman and Director
  Executive Officer and Director


/s/ John F. McOuat                                          /s/ Monica E. Sloan
------------------------------------------------            ------------------------------------------------
John F. McOuat, Director                                    Monica E. Sloan, Director


/s/ R. Geoffrey P. Styles
------------------------------------------------
R. Geoffrey P. Styles, Director


/s/ Peter H. Cheesbrough                                    /s/ Gerald A. Tywoniuk
------------------------------------------------            ------------------------------------------------
Peter H. Cheesbrough, Senior Vice-President,                Gerald A. Tywoniuk, Vice-President, Controller
  Finance and Chief Financial Officer                          and Principal Accounting Officer
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